                                                                    Exhibit 99-1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amended Quarterly Report of Woodworkers Warehouse, Inc. (the "Company") on Form 10-Q/A for the period ended November 24, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter S. Spokowski, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



August 27, 2002                          /s/ Walter S. Spokowski
                                         -----------------------
                                         Walter S. Spokowski
                                         President and Chief Executive Officer